EXHIBIT 32.0

               Certification of Periodic Financial Reports by the
          Chief Executive Officer and Chief Financial Officer Pursuant
                to 18 U.S.C. Section 1350, as adopted pursuant to
                  section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Medical Nutrition USA, Inc, (the "Company'), hereby certify, to the best of our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended July 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2007                             /s/ Francis A. Newman
                                                     ---------------------------
                                                     Francis A. Newman
                                                     Chief Executive Officer


Date: September 14, 2007                             /s/ Alan Levy
                                                     ---------------------------
                                                     Alan Levy
                                                     Chief Financial Officer

                                                                              25